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                                                                   EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated July 7, 1994 included in Platinum Software Corporation's Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this Registration Statement.


                                           /s/ ARTHUR ANDERSEN LLP
                                           ------------------------
                                               ARTHUR ANDERSEN LLP

San Jose, California
June 13, 1996